UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2025

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Edina Industrial Blvd. Suite 575 Edina, Minnesota	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PETV	OTCQB
Warrants	PETVW	OTCPINK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.

Effective as of June 9, 2025, an existing shareholder (“Lender”) of PetVivo Holdings, Inc. (the “Company”) entered into a debt financing transaction that included the issuance of a promissory note having a principal amount of $160,000 (the “Promissory Note”) by the Company. The Promissory Note may be converted into up to approximately 213,334 shares of Company common stock (“Shares”), wherein each Share is one (1) restricted share of Company common stock, having a par value of $0.001 per share. The maturity date of the Promissory Note is on or about December 31, 2025, the interest rate is 10% per annum and the effective conversion price is $0.75 per Share. The issuance of restricted shares of the Company’s common stock upon conversion of the Promissory Note is exempt from registration under Section 4(a)(2) of the Securities Act. The Lenders are sophisticated and represented in writing that each are accredited investors and acquired the securities for their own account for investment purposes. A legend will be placed on the stock certificates issued upon conversion of the Promissory Note stating that the securities are “restricted securities” under Rule 144 of the Securities Act, have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Furthermore, as additional compensation for entering into the Promissory Note, the Lender was issued a Warrant granting the right to purchase 75,000 shares of common stock of the Company (“Warrant Shares”). The Warrant has a term of two years and an exercise price of $0.90 per Warrant Share.

The foregoing is only a summary of the material terms of the Promissory Note and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the Promissory Note is qualified in its entirety by reference to the forms of such agreement, which is filed as Exhibit 10.1 this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Promissory Note

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized

PETVIVO HOLDINGS, INC.

Date: June 11, 2025	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer